Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM Core Conservative Bond Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM TIPS Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM Jennison Small Cap Core Equity Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA Commodity Strategies Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA Mid Cap Core Equity Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 2 of our report dated September 22, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA US Broad Market Index Fund's Annual Report on Form N-CSR for the year ended July 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

New York, New York

September 27, 2021